UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 1, 2003



                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________


                  DELAWARE                             000-25887                          36-3681151
        (State or other jurisdiction            (Commission file number)               (I.R.S. employer
              of incorporation)                                                       identification no.)

             TEN NORTH DEARBORN                                                              60602
              CHICAGO, ILLINOIS                                                            (Zip Code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

         On July 1, 2003, PrivateBancorp, Inc. (the "Company") announced its preliminary earnings results for the quarter ended June 30, 2003. Attached as
Exhibit 99.1 is a copy of the press release relating to the Company's preliminary earnings results, which is incorporated herein by reference.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       PRIVATEBANCORP, INC.


Date:  July 1, 2003                    By:/s/ Ralph B. Mandell
                                          --------------------------------------
                                          Ralph B. Mandell
                                          Chairman of the Board and
                                            Chief Executive Officer


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


                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1     Press Release dated July 1, 2003


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